UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 7, 2013

_______________________________________
SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

_______________________________________

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800) 829-0965
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2013, Sprint Nextel Corporation announced its results for the fourth quarter of 2012 and the year ended December 31, 2012. The press release is furnished as Exhibit 99.1 and our Quarterly Investor Update is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Press Release Announcing Fourth Quarter 2012 and Year End Results
99.2	Quarterly Investor Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: February 7, 2013		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release Announcing Fourth Quarter 2012 and Year End Results
99.2	Quarterly Investor Update